TRANSPARENT VALUE TRUST
SUPPLEMENT DATED FEBRUARY 25, 2016
TO THE PROSPECTUS DATED APRIL 30, 2015, AS SUPPLEMENTED

Transparent Value Directional Allocation VI Portfolio (the “Portfolio”),
a series of Transparent Value Trust.

On February 23-24, 2016, the Board of Trustees (the “Board”) of Transparent Value Trust (the “Trust”) approved a Plan of Liquidation pursuant to which the Portfolio will liquidate on or about June 6, 2016 (the “Liquidation Date”), subject to approval by shareholders of the Portfolio. The Board also approved the submission of the Plan of Liquidation to shareholders, including contract owners of variable life insurance and variable annuity contracts (“Contracts”) who have selected the Portfolio for investment through those Contracts and therefore have the right to provide voting instructions with respect to shares of the Portfolio attributable to their respective Contract, at a meeting of shareholders expected to be held on or about April 22, 2016. The liquidation of the Portfolio will occur only if the Plan of Liquidation is approved by shareholders.

The Portfolio will not close to new purchases prior to the liquidation. The insurance companies that sponsor the Contracts for which the Portfolio serves as an investment vehicle may, however, establish their own rules for early closing to new purchases. The rights of Contract owners to transfer Contract values in advance of or following the Liquidation Date are subject to the terms of the applicable Contract. Contract owners should refer to their Contract or contact the insurance company that issued their Contract for more information.

Additional information regarding the proposed liquidation, including how to submit voting instructions and further details about transfer rights, will be included in the proxy materials that are anticipated to be mailed on or about March 14, 2016. Shareholders may also visit www.transparentvaluefunds.com for more information, or refer to their Contract’s prospectus.

Prior to the Liquidation Date, the Portfolio will engage in business and activities for the purposes of winding down its business and affairs, which includes increasing its cash holdings and deviating from its investment objective, investment strategies, and investment policies as stated in the Prospectus and SAI.

Apart from the proxy materials, no further notification regarding the liquidation of the Portfolio will be sent by the Trust, unless circumstances change from those described above.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.